Exhibit 99.1


FOR IMMEDIATE RELEASE

     Citizens Communications to Release Third-Quarter Results and Host Call

STAMFORD, Conn., September 24, 2007 -- Citizens Communications (NYSE: CZN) plans to release the company's third-quarter results on Tuesday, November 6, 2007 before the market opens and to host a conference call that day at 9 A.M. eastern time.

The conference call will be Webcast and may be accessed (live and replay) at https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrznwlxzvnssx
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A telephonic  replay of the conference  call will be available from Noon Eastern
Time, Tuesday, November 6, 2007 through Tuesday, November 13, 2007, at the above Website or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 2529407

Contact:
Citizens Communications
Brigid Smith 203-614-5042
bsmith@czn.com